EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended August 31, 2015, originally filed with the
Securities and Exchange Commission on November 4, 2015 (Accession Number 0001145443-15-001242).
The sole purpose of this filing is to include additional information in Item 4, which was inadvertently omitted in the original filing.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 0560

John Hancock Investment Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2015

ITEM 1. REPORTS TO SHAREHOLDERS.

John Hancock

Disciplined Value International Fund

Annual report 8/31/15

A message to shareholders

Dear shareholder,

The global financial markets were especially rocky in mid-2015. The pullback we had anticipated for some months took place in August, and U.S. equities experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. Fixed-income securities fared better than stocks but remain roughly flat for the year to date. There were several headwinds restraining stock prices from moving higher all year, but the trigger for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. For the time being, global economic data continues to be a leading driver of markets worldwide.

The asset managers in our network believe, on balance, that investors should stay the course when it comes to U.S. equities. Our economy continues to grow at a healthy pace, driven by strong housing and jobs data, falling commodity prices, solid consumer spending, and low inflation. While the U.S. Federal Reserve (Fed) chose to leave the federal funds rate unchanged at its September meeting, Fed Chair Janet Yellen cited a number of positives in the U.S. economy and signaled that the Fed will likely raise interest rates soon in response to stronger growth. Although market movements are unpredictable, this summer's correction may prove to be not much more than a necessary breather before the market resumes its upward trend.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors—a company regarded as one of the pioneers in strategic beta investing—for the launch of the passively managed John Hancock Multifactor ETFs.* Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing EFTs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Disciplined Value International Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
27	Notes to financial statements
35	Auditor's report
36	Tax information
37	Trustees and Officers
41	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/15 (%)

The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	After the close of business on 9-26-14, holders of institutional class shares of the former Robeco Boston Partners International Equity Fund (the predecessor fund) became owners of an equal number of full and fractional Class R6 shares of John Hancock Disciplined Value International Fund. Class A shares were first offered on 9-29-14. For periods prior to this date, performance is the actual performance of the sole share class of the predecessor fund and may be higher or lower than if adjusted to reflect the expenses of any other share classes.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Growth concerns weighed on equities

International stocks were negatively impacted by fears of global growth slowdown due to disappointing economic results, first from Europe and most recently China.

Stock selection and asset allocation drove results

The fund outperformed its benchmark, the MSCI EAFE Index, by a meaningful margin, owing primarily to stock selection in the consumer discretionary, industrials, and materials sectors.

European exposure helped

Positive stock selection in Europe and the Pacific (excluding Japan) helped performance during the period.

PORTFOLIO COMPOSITION AS OF 8/31/15 (%)

A note about risks

Foreign investing, especially in emerging and frontier markets, has additional risks, such as currency and market volatility and political and social instability. The stock prices of small and midsize companies can change more frequently and dramatically than those of large companies. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Currency transactions and valuations are affected by fluctuations in exchange rates. Hedging, derivatives, and other strategic transactions may increase volatility and result in losses if not successful. Large company stocks could fall out of favor, and less liquid securities may be difficult to sell at a price approximating their value. Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Christopher K. Hart, CFA, Boston Partners

Christopher K. Hart, CFA
Portfolio Manager
Boston Partners

What factors affected international equity markets and economies over the past 12 months?

Stocks in international developed markets, as measured by the MSCI EAFE Index, declined by 7.07% during the fiscal year ended August 31, 2015. The index reached its highest point for the year on May 21 before backtracking for the remainder of the period in the face of stronger U.S. economic data that increased the likelihood of an interest-rate increase, increasing acrimony between Greece and its creditors, and trouble in China. Chinese stocks retreated sharply in July from what were widely viewed as bubble levels in the Shanghai and Shenzhen indexes, which rose roughly 60% and 120%, respectively, in the first six months of 2015. A surprise devaluation of the yuan in August accelerated the sell-off across global markets as investors became increasingly concerned about the extent of the slowdown in the world's second largest economy and the failure of the country's leadership to effectively manage it.

Partially offsetting these headwinds, accommodative economic policy provided support for international equity markets. An expanded asset-purchase program by the European Central Bank and stronger euro-area economic growth helped equities. Meanwhile in Japan, continued stimulus and a commitment by corporations to focus on profitability led to stronger earnings growth. Robust merger-and-acquisition volume, driven by cheap financing, active investors, and the search for growth, also benefited equities, particularly in the healthcare and energy sectors.

How did the fund respond to these market conditions?

We are value investors focused on identifying companies with strong business fundamentals and positive business momentum that are trading at attractive relative prices. While external events do impact broad market performance, our strategy remains centered on bottom-up company analysis to uncover mispricings, with stock selection usually driving the fund's performance. Stock picking was the leading contributor in the most recent period, particularly in the consumer discretionary, industrials, and materials sectors. An overweight to consumer discretionary stocks and the fund's cash position also proved beneficial during a period in which just three of the ten sectors in the index produced positive returns.

"While external events do impact broad market performance, our strategy remains centered on bottom-up company analysis to uncover mispricings, with stock selection usually driving the fund's performance."

Adverse stock selection in the information technology and consumer staples sectors and an underweight in the telecommunication services sector were the primary detractors from the fund's performance.

From a regional perspective, stock selection in the regions of Europe and Pacific ex-Japan had a positive impact on fund performance, most notably in Germany and Australia, while the fund's out-of-benchmark exposure to emerging markets detracted from performance.

What stocks had the greatest impact on performance during the year?

Performance was led by German healthcare products and services provider Fresenius SE & Company KGaA, which benefited as analysts raised earnings estimates and the U.S. FDA upgraded the status of its New York manufacturing facility. German investment holding company Aurelius AG was another strong performer due to strong earnings and a favorable revenue outlook from its ISOCHEM subsidiary. Meanwhile, Chinese apparel retailer Shenzhou International Group Holdings, Ltd. gained on strong sales and gross profit margin expansion.

Other significant contributors included French IT consultant Cap Gemini SA, which was boosted by its acquisition of U.S. tech services firm IGATE Corp.

SECTOR COMPOSITION AS OF 8/31/15 (%)

"From a regional perspective, stock selection in the regions of Europe and Pacific ex-Japan had a positive impact on fund performance, most notably in Germany and Australia ..."

Which holdings detracted the most from results?

The fund's out-of-benchmark position in U.K.-based Stock Spirits Group PLC, a liquor distributor in Central and Eastern Europe, weighed the most on performance during the period. Shares fell sharply in November after the company issued a profit warning due to competitive intensity in Poland. French pharmaceutical maker Sanofi SA saw its shares sell off after issuing a disappointing forecast for its diabetes treatment and amid reports that the company will replace its CEO; we sold the position prior to period end. Japan-based Mitsubishi Electric Corp. hurt performance after the company missed first quarter estimates.

The fund was also negatively impacted by a steady decline in energy prices. Canadian Natural Resources, Ltd., an exploration and production company, fell in sympathy with commodity weakness and the likelihood that President Barack Obama will deny the permit for TransCanada's Keystone pipeline. Japanese exploration and production firm Inpex Corp. also suffered from price pressure due to increased oil supplies from U.S. shale producers and decreasing demand from China.

How was the fund positioned at the end of the period?

The fund had overweight positions in consumer discretionary, healthcare, and industrials. The overweight in consumer discretionary was concentrated in media companies. The fund's most

TOP 10 COUNTRIES AS OF 8/31/15 (%)

United Kingdom	27.5
Japan	17.7
France	11.0
Germany	10.9
Switzerland	9.5
Ireland	3.2
Netherlands	2.7
Belgium	2.7
Canada	2.2
Hong Kong	1.9
TOTAL	89.3
As a percentage of net assets.
Cash and cash equivalents are not included.

significant underweight sector positions were in financials and utilities. Within financials, a lack of exposure to European banks was responsible for most of the fund's underweight as the sufficiency of European bank capitalization levels remain a concern. We believe utilities remain unattractive from a valuation standpoint and thus the fund had no exposure to the sector.

At the regional level, the fund's holdings included a small exposure to emerging-market stocks that are not within the fund's benchmark. We opportunistically invest in selected emerging-market companies that we believe offer compelling valuations and fundamentals. The fund maintained its underweight in Japan as we are skeptical that the economic initiatives of Prime Minister Shinzo Abe can provide substantial support for corporate earnings. As the reporting period came to a close, the near-term outlook for the global economy had weakened with only North America demonstrating consistent strength. The recent turmoil in China raised growth concerns for most of Asia and parts of Europe. Geopolitical and macroeconomic news is likely to continue to exert substantial influence on global markets. We believe such a dynamic creates opportunities.

MANAGED BY

Christopher K. Hart, CFA On the fund since 2011 Investing since 1991
Joshua M. Jones, CFA On the fund since 2013 Investing since 2004
Joseph F. Feeney, Jr., CFA On the fund since 2011 Investing since 1985

The views expressed in this report are exclusively those of Christopher K. Hart, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an investment division of Robeco Investment Management, Inc.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A2	-9.69	9.58	39.95
Class C2	-6.40	10.94	46.44
Class I2,3	-4.63	11.22	47.80
Class R2[2,3]	-4.88	11.14	47.42
Class R4[2,3]	-4.73	11.19	47.64
Class R6[2,3]	-4.56	11.24	47.90
Class NAV[2,3]	-4.56	11.24	47.90
Index†	-7.07	9.79	40.95

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A*	Class C*	Class I*	Class R2*	Class R4*	Class R6*	Class NAV*
Gross (%)	1.55	2.25	1.24	1.64	1.49	1.14	1.12
Net (%)	1.38	2.08	1.07	1.47	1.22	0.95	0.95

*	Expenses have been estimated for the first year of operations for all classes.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI EAFE Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value International Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI EAFE Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-30-11	14,644	14,644	14,095
Class I2,3	12-30-11	14,780	14,780	14,095
Class R2[2,3]	12-30-11	14,742	14,742	14,095
Class R4[2,3]	12-30-11	14,764	14,764	14,095
Class R6[2,3]	12-30-11	14,790	14,790	14,095
Class NAV[2,3]	12-30-11	14,790	14,790	14,095

The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-30-2011.
2	After the close of business on 9-26-14, holders of institutional class shares of the former Robeco Boston Partners International Equity Fund (the predecessor fund) became owners of an equal number of full and fractional Class R6 shares of John Hancock Disciplined Value International Fund. Class A, Class C, Class I, Class R2, Class R4, and Class R6 were first offered on 9-29-14. Class NAV shares were first offered on 4-13-15. For periods prior to these dates, performance is the actual performance of the sole share class of the predecessor fund and may be higher or lower than if adjusted to reflect the expenses of any other share classes.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2015, with the same investment held until August 31, 2015.

	Account value on 3-1-2015	Ending value on 8-31-2015	Expenses paid during period ended 8-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$967.30	$6.84	1.38%
Class C	1,000.00	964.10	10.33	2.09%
Class I	1,000.00	968.90	5.26	1.06%
Class R2	1,000.00	968.10	6.30	1.27%
Class R4	1,000.00	968.90	5.66	1.14%
Class R6	1,000.00	969.70	4.72	0.95%
Class NAV	1,000.00	936.80	3.53	0.95%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2015, with the same investment held until August 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2015	Ending value on 8-31-2015	Expenses paid during period ended 8-31-2015[2]	Annualized expense ratio
Class A	$1,000.00	$1,018.20	$7.02	1.38%
Class C	1,000.00	1,014.70	10.61	2.09%
Class I	1,000.00	1,019.90	5.40	1.06%
Class R2	1,000.00	1,018.80	6.46	1.27%
Class R4	1,000.00	1,019.50	5.80	1.14%
Class R6	1,000.00	1,020.40	4.84	0.95%
Class NAV	1,000.00	1,020.40	4.84	0.95%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 for Class A, Class C, Class I, Class R2, Class R4 and Class R6 and 140/365 for Class NAV (to reflect the period).
2	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Fund's investments

As of 8-31-15
	Shares	Value
Common stocks 94.6%		$215,653,925
(Cost $223,074,164)
Australia 1.2%		2,671,317
Australia & New Zealand Banking Group, Ltd.	134,312	2,671,317
Belgium 2.7%		6,027,740
Ageas	83,344	3,402,400
Ontex Group NV	84,142	2,625,340
Canada 2.2%		5,012,336
Barrick Gold Corp.	86,372	600,285
Canadian Natural Resources, Ltd.	49,204	1,108,923
HudBay Minerals, Inc.	229,825	1,151,221
Precision Drilling Corp.	151,261	728,941
Suncor Energy, Inc.	50,243	1,422,966
China 1.1%		2,559,627
Shenzhou International Group Holdings, Ltd.	507,000	2,559,627
France 11.0%		25,024,100
Atos SE	15,960	1,209,065
Bollore SA	321,428	1,735,828
Cap Gemini SA	31,432	2,817,648
Havas SA	283,985	2,395,514
IPSOS	69,682	1,587,200
LISI	39,574	1,145,699
Publicis Groupe SA	21,580	1,535,900
Safran SA	78,999	6,163,507
Saft Groupe SA	64,920	2,371,586
Teleperformance	31,542	2,217,482
Total SA	40,009	1,844,671
Germany 10.9%		24,838,005
Allianz SE	7,625	1,214,913
Aurelius AG	99,206	4,797,432
Bayer AG	35,767	4,834,128
Fresenius SE & Company KGaA	49,946	3,523,543
Henkel AG & Company KGaA	19,106	1,752,133
KION Group AG (I)	29,230	1,297,415
Merck KGaA	21,131	2,012,027
Norma Group SE	51,096	2,513,024
ProSiebenSat.1 Media AG	59,573	2,893,390
Hong Kong 1.9%		4,364,268
Cheung Kong Property Holdings, Ltd. (I)	149,731	1,054,614
CK Hutchison Holdings, Ltd.	83,912	1,117,638

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
NewOcean Energy Holdings, Ltd.	2,412,000	$999,130
WH Group, Ltd. (I) (S)	2,272,500	1,192,886
Ireland 3.2%		7,316,840
CRH PLC	71,897	2,101,366
Greencore Group PLC	868,995	3,954,559
Smurfit Kappa Group PLC	42,750	1,260,915
Israel 1.2%		2,789,275
Teva Pharmaceutical Industries, Ltd., ADR	43,305	2,789,275
Italy 0.8%		1,887,755
Maire Tecnimont SpA (I) (L)	609,216	1,887,755
Japan 17.7%		40,338,493
Ain Pharmaciez, Inc.	23,500	1,076,195
Alpine Electronics, Inc.	57,400	803,854
Amano Corp.	186,700	2,358,447
Astellas Pharma, Inc.	200,000	2,958,093
Brother Industries, Ltd.	77,800	1,058,200
Citizen Holdings Company, Ltd.	396,700	2,991,032
Coca-Cola Central Japan Company, Ltd. (I)	91,300	1,649,500
Coca-Cola West Company, Ltd.	100,000	2,055,371
Fuji Heavy Industries, Ltd.	44,600	1,559,163
Hoshizaki Electric Company, Ltd.	28,700	1,829,955
Inpex Corp.	295,400	2,994,229
Lintec Corp.	108,700	2,501,355
Mitsubishi Electric Corp.	262,000	2,607,104
Nippon Telegraph & Telephone Corp.	91,600	3,493,820
Nippon Television Holdings, Inc.	165,900	2,869,527
Nitto Denko Corp.	25,800	1,729,020
Toho Holdings Company, Ltd.	65,400	1,437,604
Tokio Marine Holdings, Inc.	67,300	2,694,082
Toyota Industries Corp.	33,800	1,671,942
Netherlands 2.7%		6,085,031
Koninklijke Ahold NV	197,914	3,903,387
Royal Dutch Shell PLC, Class A	83,741	2,181,644
South Korea 0.5%		1,131,812
Samsung Electronics Company, Ltd.	1,230	1,131,812
Switzerland 9.5%		21,738,000
Georg Fischer AG	4,363	2,617,743
Kaba Holding AG	2,488	1,644,475
Novartis AG	65,083	6,351,172
Roche Holding AG	23,649	6,437,834
Swiss Re AG	22,417	1,921,780

SEE NOTES TO FINANCIAL STATEMENTS13

			Shares	Value
Switzerland (continued)
	The Swatch Group AG		5,365	$396,887
	Zurich Insurance Group AG (I)		8,625	2,368,109
Taiwan 0.5%				1,172,435
	Casetek Holdings, Ltd.		314,000	1,172,435
United Kingdom 27.5%				62,696,891
	AstraZeneca PLC		56,079	3,498,718
	BAE Systems PLC		504,408	3,472,021
	Berendsen PLC		103,363	1,573,440
	Britvic PLC		183,615	1,875,958
	BT Group PLC		247,407	1,650,498
	Cambian Group PLC		617,465	2,503,665
	Daily Mail & General Trust PLC		94,342	1,181,606
	HSBC Holdings PLC		475,356	3,757,054
	Imperial Tobacco Group PLC		91,644	4,411,182
	ITV PLC		780,686	2,973,087
	Liberty Global PLC LiLAC (I)		10,597	352,350
	Liberty Global PLC, Series C (I)		182,459	8,186,935
	Marks & Spencer Group PLC		387,694	3,078,259
	Meggitt PLC		272,164	1,979,453
	Melrose Industries PLC		834,864	3,393,775
	Next PLC		22,735	2,752,763
	Petrofac, Ltd.		132,554	1,803,277
	Rio Tinto PLC		42,765	1,561,377
	Stock Spirits Group PLC		312,413	943,807
	Vodafone Group PLC		982,462	3,383,049
	WH Smith PLC		218,369	4,996,025
	WPP PLC		163,641	3,368,592
	Yield (%)		Shares	Value
Securities lending collateral 0.8%				$1,778,660
(Cost $1,778,692)
John Hancock Collateral Trust (W)	0.1436(Y	)	177,775	1,778,660
Short-term investments 3.6%				$8,161,058
(Cost $8,161,058)
Money market funds 3.6%				8,161,058
State Street Institutional U.S. Government Money Market Fund	0.0000(Y	)	8,161,058	8,161,058
Total investments (Cost $233,013,914)† 99.0%				$225,593,643
Other assets and liabilities, net 1.0%				$2,261,460
Total net assets 100.0%				$227,855,103

14SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 8-31-15.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-15.
†	At 8-31-15, the aggregate cost of investment securities for federal income tax purposes was $233,835,133. Net unrealized depreciation aggregated $8,241,490, of which $7,298,144 related to appreciated investment securities and $15,539,634 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-15

Assets
Investments in unaffiliated issuers, at value (Cost $231,235,222) including $1,693,549 of securities loaned	$223,814,983
Investments in affiliated issuers, at value (Cost $1,778,692)	1,778,660
Total investments, at value (Cost $233,013,914)	225,593,643
Foreign currency, at value (Cost $2,831,122)	2,810,549
Receivable for investments sold	216,948
Receivable for fund shares sold	485,723
Dividends and interest receivable	553,178
Receivable for securities lending income	7,304
Receivable due from advisor	45,593
Other receivables and prepaid expenses	90,684
Total assets	229,803,622
Liabilities
Payable for fund shares repurchased	48,165
Payable upon return of securities loaned	1,778,700
Payable to affiliates
Accounting and legal services fees	3,722
Transfer agent fees	7,333
Distribution and service fees	14
Other liabilities and accrued expenses	110,585
Total liabilities	1,948,519
Net assets	$227,855,103
Net assets consist of
Paid-in capital	$235,058,125
Undistributed net investment income	2,319,746
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,077,977)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(7,444,791)
Net assets	$227,855,103

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($27,338,113 ÷ 2,253,516 shares)[1]	$12.13
Class C ($5,756,044 ÷ 476,363 shares)[1]	$12.08
Class I ($29,866,021 ÷ 2,456,725 shares)	$12.16
Class R2 ($204,825 ÷ 16,871 shares)	$12.14
Class R4 ($124,725 ÷ 10,265 shares)	$12.15
Class R6 ($73,473,742 ÷ 6,040,899 shares)	$12.16
Class NAV ($91,091,633 ÷ 7,491,104 shares)	$12.16
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.77

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF OPERATIONS   For the year ended 8-31-15

Investment income
Dividends	$3,866,452
Securities lending	52,966
Less foreign taxes withheld	(287,714)
Total investment income	3,631,704
Expenses
Investment management fees	1,064,838
Distribution and service fees	58,234
Accounting and legal services fees	33,754
Transfer agent fees	45,081
Trustees' fees	881
State registration fees	108,977
Printing and postage	8,961
Professional fees	241,681
Custodian fees	43,389
Registration and filing fees	105,926
Other	12,861
Total expenses	1,724,583
Less expense reductions	(500,005)
Net expenses	1,224,578
Net investment income	2,407,126
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	(2,088,716)
Investments in affiliated issuers	51
(2,088,665)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(9,449,150)
Investments in affiliated issuers	(32)
(9,449,182)
Net realized and unrealized loss	(11,537,847)
Decrease in net assets from operations	($9,130,721)

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-15	Year ended 8-31-14
Increase (decrease) in net assets
From operations
Net investment income	$2,407,126	$260,899
Net realized gain (loss)	(2,088,665)	1,399,301
Change in net unrealized appreciation (depreciation)	(9,449,182)	397,507
Increase (decrease) in net assets resulting from operations	(9,130,721)	2,057,707
Distributions to shareholders
From net investment income
Class A1	(57,047)	—
Class C1	(1,269)	—
Class I1	(61,413)	—
Class R21	(745)	—
Class R41	(807)	—
Class R6	(119,732)	(180,952)
From net realized gain
Class A1	(354,281)	—
Class C1	(10,256)	—
Class I1	(346,983)	—
Class R21	(4,703)	—
Class R41	(4,703)	—
Class R6	(629,112)	(1,228,663)
Total distributions	(1,591,051)	(1,409,615)
From fund share transactions	224,584,562	2,240,088
Total increase	213,862,790	2,888,180
Net assets
Beginning of year	13,992,313	11,104,133
End of year	$227,855,103	$13,992,313
Undistributed net investment income	$2,319,746	$230,443

1 The inception date for Class A, Class C, Class I, Class R2 and Class R4 is 9-26-14.

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

Class A Shares Period ended	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$13.10
Net investment income[2]	0.13
Net realized and unrealized loss on investments	(0.38)
Total from investment operations	(0.25)
Less distributions
From net investment income	(0.10)
From net realized gain	(0.62)
Total distributions	(0.72)
Net asset value, end of period	$12.13
Total return (%)[3,4]	(1.75	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	[6]
Expenses including reductions	1.39	[6]
Net investment income	1.03	[6]
Portfolio turnover (%)	91	[7]

1	The inception date for Class A shares is 9-29-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$13.10
Net investment income[2]	0.08
Net realized and unrealized loss on investments	(0.40)
Total from investment operations	(0.32)
Less distributions
From net investment income	(0.08)
From net realized gain	(0.62)
Total distributions	(0.70)
Net asset value, end of period	$12.08
Total return (%)[3,4]	(2.33	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	2.64	[6]
Expenses including reductions	2.08	[6]
Net investment income	0.60	[6]
Portfolio turnover (%)	91	[7]

1	The inception date for Class C shares is 9-29-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$13.10
Net investment income[2]	0.19
Net realized and unrealized loss on investments	(0.40)
Total from investment operations	(0.21)
Less distributions
From net investment income	(0.11)
From net realized gain	(0.62)
Total distributions	(0.73)
Net asset value, end of period	$12.16
Total return (%)[3]	(1.43	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.49	[5]
Expenses including reductions	1.08	[5]
Net investment income	1.64	[5]
Portfolio turnover (%)	91	[6]

1	The inception date for Class I shares is 9-29-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$13.10
Net investment income[2]	0.16
Net realized and unrealized loss on investments	(0.40)
Total from investment operations	(0.24)
Less distributions
From net investment income	(0.10)
From net realized gain	(0.62)
Total distributions	(0.72)
Net asset value, end of period	$12.14
Total return (%)[3]	(1.68	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.32	[6]
Expenses including reductions	1.31	[6]
Net investment income	1.33	[6]
Portfolio turnover (%)	91	[7]

1	The inception date for Class R2 shares is 9-29-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R4 Shares Period ended	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$13.10
Net investment income[2]	0.14
Net realized and unrealized loss on investments	(0.36)
Total from investment operations	(0.22)
Less distributions
From net investment income	(0.11)
From net realized gain	(0.62)
Total distributions	(0.73)
Net asset value, end of period	$12.15
Total return (%)[3]	(1.53	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	5.28	[6]
Expenses including reductions	1.17	[6]
Net investment income	1.20	[6]
Portfolio turnover (%)	91	[7]

1	The inception date for Class R4 shares is 9-29-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	8-31-15 [1]	8-31-14 [2]	8-31-13 [2]	8-31-12	[2,3]
Per share operating performance
Net asset value, beginning of period	$13.54	$12.88	$10.79	$10.00
Net investment income[4]	0.27	0.27	0.20	0.15
Net realized and unrealized gain (loss) on investments	(0.91)	1.98	2.10	0.64
Total from investment operations	(0.64)	2.25	2.30	0.79
Less distributions
From net investment income	(0.12)	(0.20)	(0.13)	—
From net realized gain	(0.62)	(1.39)	(0.08)	—
Total distributions	(0.74)	(1.59)	(0.21)	—
Net asset value, end of period	$12.16	$13.54	$12.88	$10.79
Total return (%)[5]	(4.56)	18.18	21.52	7.90	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$73	$14	$11	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38	2.84	3.18	3.77	[7]
Expenses including reductions	0.95	0.98	1.30	1.30	[7]
Net investment income	2.12	1.99	1.63	2.16	[7]
Portfolio turnover (%)	91	67	87	81

1	After the close of business on 9-26-14, holders of Institutional Class shares of the former Robeco Boston Partners International Equity Fund (the Predecessor fund) became owners of an equal number of full and fractional Class R6 shares of John Hancock Disciplined Value International Fund. These shares were first offered on 9-29-14. Additionally, the accounting and performance history of the Institutional Class shares of the Predecessor fund was redesignated as that of John Hancock Disciplined Value International Fund Class R6 shares.
2	Audited by previous independent registered public accounting firm.
3	Period from 12-30-11 (commencement of operations) to 8-31-12.
4	Based on average daily shares outstanding.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS25

Class NAV Shares Period ended	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$12.98
Net investment income[2]	0.11
Net realized and unrealized loss on investments	(0.93)
Total from investment operations	(0.82)
Net asset value, end of period	$12.16
Total return (%)[3]	(6.32	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$91
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	[5]
Expenses including reductions	0.95	[5]
Net investment income	2.29	[5]
Portfolio turnover (%)	91	[6]

1	The inception date for Class NAV shares is 4-13-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

26SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value International Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to affiliated John Hancock funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The fund is the accounting and performance successor of Robeco Boston Partners International Equity Fund (the Predecessor fund). At the close of business on September 26, 2014, the fund acquired substantially all the assets and assumed the liabilities of the Predecessor fund pursuant to an agreement and plan of reorganization, in exchange for Class R6 shares of the fund.

On September 16, 2015, the Board of Trustees voted to change the fund's fiscal year end from August 31 to October 31.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Certain prior year balances have been reclassed to conform to the current presentation.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2015, by major security category or type:

	Total value at 8-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$2,671,317	—	$2,671,317	—
Belgium	6,027,740	—	6,027,740	—
Canada	5,012,336	$5,012,336	—	—
China	2,559,627	—	2,559,627	—
France	25,024,100	—	25,024,100	—
Germany	24,838,005	—	24,838,005	—
Hong Kong	4,364,268	—	4,364,268	—
Ireland	7,316,840	—	7,316,840	—
Israel	2,789,275	2,789,275	—	—
Italy	1,887,755	—	1,887,755	—
Japan	40,338,493	—	40,338,493	—
Netherlands	6,085,031	—	6,085,031	—
South Korea	1,131,812	—	1,131,812	—
Switzerland	21,738,000	—	21,738,000	—
Taiwan	1,172,435	—	1,172,435	—
United Kingdom	62,696,891	8,539,285	54,157,606	—
Securities lending collateral	1,778,660	1,778,660	—	—
Short-term investments	8,161,058	8,161,058	—	—
Total investments in securities	$225,593,643	$26,280,614	$199,313,029	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission

(SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank, N.A. as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended August 31, 2015 were $515. For the year ended August 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. From September 26, 2014 through December 31, 2014, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2015, the fund has a short-term capital loss carryfoward of $1,369,046. This carryforward, as of August 31, 2015, does not expire.

As of August 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2015 and 2014 was as follows:

	August 31, 2015	August 31, 2014
Ordinary Income	$523,770	$975,957
Long-Term Capital Gain	1,067,281	433,658
Total	$1,591,051	$1,409,615

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2015, the components of distributable earnings on a tax basis consisted of $2,432,034 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to September 29, 2014, Boston Partners, a division of Robeco Investment Management, Inc. (Robeco) served as investment advisor to the Predecessor fund and Foreside Funds Distributors LLC served as distributor.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, to the sum of: (a) 0.900% of the first $250 million of the fund's average daily net assets; and (b) 0.875% the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Robeco. The fund is not responsible for payment of the subadvisory fees. Prior to September 29, 2014, the Predecessor fund paid Robeco 0.900% of the Predecessor fund's average daily net assets.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the fund's total expenses excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, and short dividend expense to the extent that expenses of the fund exceed 0.95% of average annual net assets of the fund. This expense limitation expires on February 29, 2016, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class A, Class C, Class I, Class R2, Class R4 and Class R6 shares of the fund to the extent they exceed 0.55%, 1.25%, 0.25%, 0.60%, 0.35% and 0.00%, respectively, of average annual net assets. These waivers expire on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to September 29, 2014, Robeco had contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Predecessor fund's total annual operating expenses of its Institutional Class to the extent they exceeded 0.95% of average daily net assets, excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. Prior to January 1, 2015 this voluntary waiver also excluded blue sky fees and printing and postage. This expense reduction will continue in effect until terminated at any time by the Advisor on notice of the fund.

Effective January 1, 2015, the Advisor has voluntarily agreed to waive and/or reimburse all blue-sky fees and printing and postage of the fund until February 29, 2016.

The expense reductions described above amounted to the following for the year ended August 31, 2015:

Class	Expense reduction	Class	Expense reduction
Class A	$60,386	Class R4	$4,126
Class C	10,398	Class R6	275,597
Class I	73,443	Class NAV	71,745
Class R2	4,212	Total	$499,907

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2015 were equivalent to a net annual effective rate of 0.48% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period from September 29, 2014 to August 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets. Prior to September 29, 2014 and for the year ended August 31, 2014, BNY Mellon Investment Servicing (US) Inc. (BNY Mellon) served as administrator providing the Predecessor fund with administration and accounting services and regulatory administrative services. For these services BNY Mellon received a monthly fee equal to an annual percentage rate allocated to each of the RBB Fund Inc., in proportion the fund's net assets. For the period September 1, 2014 to September 26, 2014, these fees amounted to an annual rate of 1.22% of the Predecessor fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares to limit the Rule 12b-1 fees on Class R4 shares to 0.15% of the average daily net assets of Class R4 shares, until at least February 29, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $98 for Class R4 shares for the year ended August 31, 2015. Prior to September 29, 2014, the Predecessor fund did not pay distribution fees.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $35,230 for the year ended August, 31, 2015. Of this amount, $30,910 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,572 was paid as sales commissions to broker-dealers and $748 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2015, CDSCs received by the Distributor amounted to $357 for Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets. Prior to September 29, 2014, BNY Mellon served as the Predecessor fund's transfer and dividend disbursing agent and received a monthly fee, subject to certain minimum and out of pocket expenses.

Class level expenses. Class level expenses for the year ended August 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$36,435	$15,120	$3,576	$550
Class C	21,158	2,658	3,558	13
Class I	—	17,048	3,748	538
Class R2	385	20	3,558	8
Class R4	256	15	3,558	8
Class R6	—	10,220	6,135	1,208
Total	$58,234	$45,081	$24,133	$2,325

Effective January 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period January 1, 2015 to August 31, 2015, state registration and printing and postage amounted to $84,844 and $6,636, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2015 and 2014 were as follows:

		Year ended 8-31-15		Year ended 8-31-14
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	2,369,455	$30,534,472	—	—
Distributions reinvested	855	10,012	—	—
Repurchased	(116,794)	(1,465,398)	—	—
Net increase	2,253,516	$29,079,086	—	—
Class C shares[1]
Sold	505,013	$6,452,029	—	—
Distributions reinvested	533	6,240	—	—
Repurchased	(29,183)	(357,841)	—	—
Net increase	476,363	$6,100,428	—	—
Class I shares[1]
Sold	2,540,028	$32,435,859	—	—
Distributions reinvested	133	1,560	—	—
Repurchased	(83,436)	(1,064,745)	—	—
Net increase	2,456,725	$31,372,674	—	—
Class R2 shares[1]
Sold	16,871	$218,556	—	—
Net increase	16,871	$218,556	—	—

		Year ended 8-31-15		Year ended 8-31-14
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Sold	10,265	$135,000	—	—
Net increase	10,265	$135,000	—	—
Class R6 shares
Sold	5,971,370	$73,133,725	1,003,840	$13,683,362
Distributions reinvested	64,004	748,844	109,698	1,409,616
Repurchased	(1,027,748)	(13,552,896)	(942,305)	(12,852,890)
Net increase	5,007,626	$60,329,673	171,233	$2,240,088
Class NAV shares[2]
Sold	7,973,000	$103,463,621	—	—
Repurchased	(481,896)	(6,114,476)	—	—
Net increase	7,491,104	$97,349,145	—	—
Total net increase	17,712,470	$224,584,562	—	—

1 The inception date for Class A, Class C, Class I, Class R2 and Class R4 shares is 9-29-14.

2 The inception date for Class NAV shares is 4-13-15.

Affiliates of the fund owned 25%, 2%, 23%, 45%, 75%, 95% and 100% of shares of beneficial interest of Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class NAV, respectively, on August 31, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $315,060,346 and $102,020,998, respectively, for the year ended August 31, 2015.

Note 7 — Reorganization

At the close of business on September 26, 2014, the fund acquired all the assets and liabilities of the Predecessor fund in exchange for the Class R6 shares of the fund. The fund had no assets, liabilities, or operations prior to the reorganization.

The agreement provided for: (a) the acquisition of all the assets, subject to all of the liabilities, of the Predecessor fund in exchange for shares of the fund; (b) the liquidation of the Predecessor fund; and (c) the distribution to the Predecessor fund's shareholders of the fund's shares. The reorganization was intended to allow the fund to be better positioned to increase asset size and achieve additional economies of scale by increasing sales and spreading fixed expenses over a larger asset base. As a result of the reorganization, the fund is the legal survivor, and the accounting and performance successor to the Predecessor fund. Institutional Class shares of the Predecessor fund have been redesignated as Class R6 shares of the fund.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Predecessor fund or its shareholders. Thus, the investments were transferred to the fund at the Predecessor fund's identified cost. All distributable amounts of net income and realized gains from the Predecessor fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Predecessor fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on September 26, 2014. The following outlines the reorganization:

Predecessor fund	Acquired net asset value of the Predecessor fund	Appreciation of Predecessor fund's investments	Shares issued by the fund	Total net assets after combination
Robeco Boston Partners International Equity Fund	$13,585,968	$1,511,499	1,036,930.325	$13,585,968

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Disciplined Value International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Disciplined Value International Fund (the "Fund") at August 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agents and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

The statement of changes in net assets for the year ended August 31, 2014 and the financial highlights for the years ended August 31, 2012 through August 31, 2014 were audited by another independent registered public accounting firm, whose report dated October 29, 2014 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $3,557,363. The fund intends to pass through foreign tax credits of $240,161.

The fund paid $1,067,281 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2005	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2005	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2005	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2012	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2008	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2012	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2005	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2012	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value International Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF250804	455A 8/15 10/15

ITEM 2. CODE OF ETHICS.

As of the end of the period, August 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $49,460 for the fiscal year ended August 31, 2015 for John Hancock Disciplined Value International Fund. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related service fees for the fiscal year ended August 31, 2015 amounted to $520 for John Hancock Disciplined Value International Fund billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services provided was affiliated service provider internal controls reviews. The nature of the services provided was affiliated service provider internal controls reviews. Additionally, amounts billed to control affiliates were $103,940 and $98,642 for the fiscal years ended August 31, 2015 and 2014, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $4,000 for the fiscal year ended August 31, 2015 for John Hancock Disciplined Value International Fund. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees for the fiscal year ended August 31, 2015 amounted to $215 for John Hancock Disciplined Value International Fund billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

Independence Matter

The John Hancock Disciplined Value International Fund (“the fund”) is the successor to Robeco Boston Partners International Equity Fund (“the predecessor fund”), a series of The RBB Fund, Inc., which transferred its assets to the fund in a tax-free reorganization that closed on September 26, 2014 (hereafter referred to as the “Transaction”).

Prior to the Transaction, Robeco Investment Management, Inc. (“Robeco”), a wholly owned subsidiary of Orix Corporation, served as the investment adviser to the predecessor fund. For the period from September 1, 2014 to September 26, 2014, Orix Corporation and certain Orix entities (collectively, “Orix”) were affiliates of the fund. During that period, PwC was engaged to provide non-audit services to Orix that are inconsistent with the auditor independence rules provided in Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. These services included accounting and payroll cash management services, including payment processing, preparation of capital requirement calculations required by German and EU Capital Regulations and project management services. The Audit Committee and PwC each considered the impact that these services have on PwC’s independence with respect to the fund. On the basis of the nature of the non-audit services performed, and in particular various mitigating factors, the Audit Committee determined that the activities of PwC that cause it not to qualify as an independent accountant for the fund are not of such a nature or extent as to impair the ability of PwC to perform the audit of the fund impartially and in accordance with applicable auditing standards.  These mitigating factors include the facts that, JHancock is responsible for the preparation of the financial statements and the financial assertions of the fund for the financial reporting period of September 1, 2014 through August 31, 2015, JHancock Certifying Officers are responsible for SEC filings of the fund for the fiscal period commencing on September 1, 2014, no Orix employee will have any such financial statement responsibility, and while the predecessor fund was an affiliate of Orix, the fund accounting was done by and the accounting records maintained by, an unaffiliated third party.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended August 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $6,672,869 for the fiscal year ended August 31, 2015, and $6,048,884 for the fiscal year ended August 31, 2014.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Andrew Arnott
Andrew Arnott President

Date:	April 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott President

Date:	April 29, 2016

By:	/s/ Charles A. Rizzo
Charles A. Rizzo Chief Financial Officer

Date:	April 29, 2016